                                                                    EXHIBIT 99.2

                        STOCK REPURCHASE OPTION AGREEMENT

         THIS STOCK REPURCHASE OPTION AGREEMENT (this "Agreement"), made as of the 15th day of August, 2003 (the "Date of Grant"), between Minorplanet Systems USA, Inc., a Delaware corporation (the "Company"), and The Erin Mills Investment Corporation, a Canadian corporation ("Erin Mills").

         Pursuant to that certain Stock Purchase and Sale Agreement by and between Erin Mills and Minorplanet Systems, PLC, a United Kingdom public limited company, dated the date hereof, Erin Mills acquired 20,378,517 shares ("Shares") of the Company's Common Stock, par value $0.01 per share ("Common Stock"). Erin Mills desires to grant the Company an option to repurchase 19,378,517 of its Shares on the terms and conditions set forth herein. Capitalized terms not otherwise defined herein shall have the meanings set forth in Section 19.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to become legally bound, agree as follows:

1. Grant of the Stock Option. Erin Mills hereby grants to the Company the right and option to repurchase, on the terms and conditions hereinafter set forth, 19,378,517 of the Shares (subject to adjustment as provided in Section 9 hereof, the "Stock Option"). The purchase price for the Shares shall be equal to $0.01 for every 1,000 Shares acquired by the Company (the "Exercise Price"), for an aggregate Exercise Price of $193.79.

2. Stock Option Term. The term of the Stock Option shall commence on the date hereof and continue until August 15, 2013.

3. Exercisability and Vesting of the Stock Option. All Shares included in the Stock Option shall be 100% vested upon grant. Notwithstanding the foregoing or any other provision to the contrary contained herein, the Company may not exercise all or any part of the Stock Option at any time in which the Company (by virtue of the knowledge of its executive officers and directors) is in possession of material non-public information with regarding or respect to itself.

4. Exercise of the Stock Option. Subject to Section 12 of this Agreement, the Stock Option may be exercised in whole, or in part from time to time by the Company; provided that the minimum number of Shares for which the Stock Option may be exercised is 1,000 Shares (subject to adjustment as provided in Section 9 hereof) or such lesser number as may remain subject to the Stock Option. The exercise of the Stock Option or any part thereof shall be evidenced by a notice in writing by the Company to Erin Mills, and shall state the number of Shares desired to be repurchased by the Company in that particular exercise. The Exercise Price of the Shares as to which the Stock Option shall be exercised shall be paid in full at the time of exercise, and shall be paid to Erin Mills in cash (including check, wire transfer, bank draft, or money order).

5. Representations and Warranties of Erin Mills. Erin Mills hereby represents and warrants to the Company as follows:

         (a) Title to Shares. Erin Mills is the sole holder of record and beneficial owner of all 19,378,517 Shares of Common Stock. There are no outstanding warrants, options, rights of refusal or otherwise, agreements, calls or other commitments or similar agreements (in each case, to which Erin Mills is a party) relating to, providing for or prohibiting the sale, conveyance, transfer, gift, pledge, mortgage or other disposition or encumbrance or the granting or permitting any person, corporation, partnership, limited liability company, trust or other entity to acquire the Shares, or any part thereof, except as provided by this Agreement. Upon valid exercise of the Stock Option in full as herein provided and delivery of the duly executed and endorsed certificates representing the Shares to the Company, the Company shall acquire full legal and beneficial ownership of 19,378,517 Shares (subject to adjustment as provided in Section 9 hereof) free and clear of any and all Liens.

         (b) Capacity of Erin Mills; Execution of Agreement. Erin Mills has the absolute and unrestricted right, power, authority and capacity to enter into this Agreement and to perform the obligations required to be performed by Erin Mills hereunder. This Agreement has been duly executed and delivered by, and constitutes the valid and legally binding obligation of Erin Mills, enforceable against Erin Mills in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar proceedings and general principles of equity.

         (c) No Brokers. Erin Mills has not employed any person who could claim a brokerage commission or other fee in connection with either the negotiation or execution of this Agreement or the consummation of the transactions effected hereby.

         (d) Sophisticated Seller. Erin Mills is a sophisticated seller with respect to the Shares, has adequate information concerning the business and financial condition of the Company and its properties to make an informed decision regarding this Agreement and has independently, based upon such information as it deemed appropriate, made its own analysis and decision to enter into and consummate this Agreement, after it has had opportunities to ask questions of the Company and receive answers to its satisfaction. Erin Mills has voluntarily entered into this Agreement for valuable consideration and not by reason of duress (financial or otherwise), fraud, undue influence or mistake, and it is not in a significantly disparate bargaining position.

         (e) No Knowledge of Information. As of the date hereof, Erin Mills is not in possession of any material, non-public information regarding or with respect to the Company.

6. Representations and Warranties of the Company. The Company represents and warrants to Erin Mills as follows:

         (a) Authority of the Company; Execution of the Agreement. The Company has the absolute and unrestricted right, power, authority and capacity to enter into this Agreement and to perform the obligations required to be performed by the Company hereunder. This Agreement has been duly executed and delivered by, and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar proceedings and general principles of equity.

         (b) No Knowledge of Information. On the date of any exercise of the Stock Option by the Company, the Company will not be in possession of any material, non-public information regarding or with respect to itself.

7. Certain Matters with Respect to the Shares. Erin Mills hereby covenants and agrees at all time during the term of this Agreement (i) to maintain ownership, beneficially and of record, of a number of Shares equal to the number of Shares necessary to satisfy the exercise in full of the Stock Option by the Company, (ii) to continuously own such Shares free and clear of any and all Liens (as defined below), and
         (iii) to not enter into (or agree to enter into) any Agreement granting to any other person or entity a warrant, option, right of first refusal, call, right, or similar rights with respect to any of the Shares that are subject to the Stock Option, or granting any right to purchase, transfer, or otherwise acquire any of the Shares that are subject to the Stock Option.

8. Rights as Stockholder. The Company will have none of the rights or privileges of a stockholder of the Company (as treasury stock) in respect of any of the Shares of Common Stock subject to the Stock Option unless and until the third Business Day following the valid exercise of the Stock Option, and the Company will not be deemed to hold or own, beneficially or otherwise, such Shares (subject that exercise) until that time.

9. Adjustments upon Changes in Capitalization or Reorganization. The number of Shares included in the Stock Option shall be adjusted from time to time as follows:

         (a) Subject to any required action by stockholders, the number of Shares covered by the Stock Option, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend thereon.

         (b) Subject to any required action by stockholders, if the Company shall not be the surviving corporation in any merger or consolidation, the Stock Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Stock Option would have been entitled in connection with the merger or consolidation, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion, or exchange of

                  Common Stock, then any adjustment to Shares relating to the Stock Option hereunder shall be consistent with the terms of any such plan or agreement.

         (c) In the event of a change in the Common Stock as presently constituted, which is limited to a change of par value into the same number of shares of Common Stock with a different par value or without par value, the Common Stock resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

         (d) In the event of an equity restructuring transaction, such as a spinoff or recapitalization through a special, large, and nonrecurring dividend, the exercise price and number of Shares purchased on the exercise of this Stock Option may be adjusted in order to maintain the participant in the same economic position as before the equity restructuring transaction, provided that:

                  (i) The aggregate intrinsic value (difference between the market value per Share and the Exercise Price) of the Stock Option immediately after the change is not greater that the aggregate intrinsic value of the Stock Option immediately before the change; and

                  (ii) The ratio of the Exercise Price to the market value per Share is not reduced.

                  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board (as defined below) and the Company shall deliver notice to Erin Mills of such adjustment made by the Board within 10 Business Days thereafter.

         (e) The grant of the Stock Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

10. Non-Transferability of the Stock Option. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Stock Option, or the levy of any execution, attachment, or similar process upon the Stock Option shall be null and void and without effect.

11. Transfer of Shares. Upon the valid exercise of the Stock Option as to any of the Shares subject to the Stock Option, Erin Mills shall surrender to the Company all certificates representing Shares that are being acquired by the Company by the present exercise thereof, duly endorsed by Erin Mills to the Company or in blank, at the Company's principal executive offices, within three (3) Business Days of receipt of a notice of exercise from the Company. All certificates surrendered by Erin Mills shall be accompanied by such other instruments of transfer as may be reasonably required by the Company. Upon valid exercise of the Stock Option, the Board shall cause the Secretary of the Company to reflect such shares as treasury shares until further directed.

12. Restrictions on Exercise. Notwithstanding any provision to the contrary contained herein, the Stock Option shall not be exercisable unless and until the occurrence of the closing of the transactions contemplated by that certain Binding Letter Agreement, dated the date hereof, among Minorplanet Systems USA, Inc., Minorplanet Systems PLC, and Minorplanet Limited.

13. Notices. Any notice, demand, claim, request, waiver or consent or other communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered if delivered by any of the following means of delivery, and shall be deemed to have been duly delivered and received on the date (or the next Business Day if delivery is not made on a Business
         Day) of personal delivery or facsimile transmission or on the date (or the next Business Day if delivery is not made on a Business Day) of receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested, or on the date (or the next Business Day if delivery is not made on a Business Day) of a stamped receipt, if sent by an overnight delivery service, and sent to the following addresses (or to such other address as any party may request, in the case of the Company, by notifying Erin Mills, and in the case of Erin Mills, by notifying the Company in each case in accordance with this Section):

         (a)      If to the Company:

                  Minorplanet Systems USA, Inc.
                  1155 Kas Drive
                  Suite 100
                  Richardson, TX 75081
                  Attn: J. Raymond Bilbao
                  Telephone: (972) 301-2733
                  Facsimile: (972) 301-2263

                  with a copy to:

                  Locke Liddell & Sapp LLP
                  2200 Ross Avenue
                  Suite 2200
                  Dallas, TX 75201
                  Attn: Stephen L. Sapp
                  Telephone: (214) 740-8570
                  Facsimile: (214) 740-8800

         (b)      If to Erin Mills:

                  The Erin Mills Investment Corporation
                  7501 Keele St., Suite 500
                  Concord, ONTARIO L4K 1Y2

                  Attn: Gerry Quinn
                  Telephone: (416) 736-1809
                  Facsimile: (416) 736-8373

                  with a copy to:

                  David H. Oden
                  Haynes and Boone, LLP
                  2505 N. Plano Road, Suite 4000
                  Richardson, Texas 75080
                  Telephone: (972) 739-6929
                  Facsimile: (972) 692-9029

14. Governing Law; Arbitration. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof.

15. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter hereof, and from and after the date of this Agreement, shall supersede any other prior agreement or understanding, both written and oral, between the parties with respect to such subject matter.

16. Amendment of Agreement; Waiver. This Agreement may not be modified or amended in any respect except by an instrument in writing signed by the party against whom such modification or amendment is sought to be enforced. Any term or condition of this Agreement may be waived at any time by the party hereto which is entitled to have the benefit thereof, but such waiver shall only be effective if evidenced by a writing signed by such party, and a waiver on one occasion shall not be deemed to be a waiver of the same or any other type of breach on a future occasion. No failure or delay by a party hereto in exercising any right or power hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or power.

17. Captions. The captions herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

18. References. All references in this Agreement to Sections, subsections, and other subdivisions refer to the Sections, subsections, and other subdivisions of this Agreement unless expressly provided otherwise. The words "this Agreement," "herein," "hereof," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Whenever the words "include," "includes," and "including" are used in this Agreement, such words shall be deemed to be followed by the words "without limitation." Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

19. Defined Terms. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

         (a)      "Board" means the Board of Directors of the Company.

         (b) "Business Day" shall mean any day other than a Saturday, Sunday, U.S. national legal holiday, or a legal holiday under the laws of the State of Texas.

         (c) "Lien" shall mean any mortgage, pledge, hypothecation, right of first refusal, security interest, assignment, charges, encumbrance, claim, easement, transfer restriction, lien (statutory or otherwise) or security agreement of any kind or nature whatsoever.

                     [The next page is the signature page.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    COMPANY:

                                    MINORPLANET SYSTEMS USA, INC.

                                    By: /s/ W. Michael Smith
                                        ----------------------------------------
                                    Name:  W. Michael Smith
                                    Title: Chief Operating Officer

                                    ERIN MILLS:
                                    THE ERIN MILLS INVESTMENT
                                    CORPORATION

                                    By: /s/ Gerry Quinn
                                        ---------------------------------------
                                    Name:   Gerry Quinn
                                    Title:   President